                         Oppenheimer Emerging Growth
                   Supplement dated January 5, 2005 to the
                      Prospectus dated December 23, 2003

1. This supplement  amends the Prospectus of Oppenheimer  Emerging Growth (the
"Fund") dated December 23, 2003.

2. The  section  titled  "Advisory  Fees" on page 12,  under  "How the Fund is
Managed" is deleted in its entirety and replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.90% of the first $200 million of average annual net assets of the Fund, 0.85% of the next $200 million, 0.80% of the next
      $200 million, 0.75% of average net assets over $600 million.  The advisory fee paid by the Fund to the Manager in its last fiscal year was 1.00% of average annual net assets.

January 5, 2005                                             PS0721.013